Designated Filer:

Basswood Capital Management, L.L.C.
Issuer & Ticker Symbol:

Dime Community Bancshares, Inc. [DCOM]
Date of Event Requiring Statement:
August 11, 2026

Exhibit 99.3 - Joint Filers’ Signatures

________________________
Matthew Lindenbaum

__________________________
Bennett Lindenbaum

Basswood Capital Management, L.L.C.

By:

Name: Matthew Lindenbaum
Title: Managing Member

Basswood Financial Fund, LP

By: Basswood Capital Management, L.L.C.

By:

Name: Matthew Lindenbaum
Title: Managing Member

Designated Filer:

Basswood Capital Management, L.L.C.
Issuer & Ticker Symbol:

Dime Community Bancshares, Inc. [DCOM]
Date of Event Requiring Statement:
August 11, 2026

Basswood Financial Fund, Ltd.

By: Basswood Capital Management, L.L.C.

By:

Name: Matthew Lindenbaum
Title: Managing Member

Basswood Opportunity Partners, LP

By: Basswood Capital Management, L.L.C.

By:

Name: Matthew Lindenbaum
Title: Managing Member

Basswood Financial Long Only Fund, LP

By: Basswood Capital Management, L.L.C.

By:

Name: Matthew Lindenbaum
Title: Managing Member